Irwin Revolving Home Equity Loan Trust 1989-1
Servicing Certificate for November 15, 1998 Payment Date

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Collections Received on the Mortgage Loans

Interest                                       $1,344,983.62
Principal                                       3,018,544.47
Less Additional Balances Purchased                730,189.34
Net Principal Collections                       2,288,355.13
Less Principal Collections Deposited
  into Funding Account                          2,288,355.13
Principal Distribution Amount                           0.00

Term Notes
LIBOR                                               5.40859%
Note Rate (LIBOR + 0.16%)                           5.56859%
Interest Distributable                           $719,276.21
Principal Distributable                                 0.00
Total Payment Distributable                       719,276.21
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Term Notes                              0.00
Beginning Balance                            $150,000,000.00
Ending Balance                                150,000,000.00
Ending Balance Factor                             100.00000%
Percentage of Aggregate Security Balance
  for Related Interest Period                     100.00000%

Variable Funding Notes
Interest Distributable                                $ 0.00
Principal Distributable                                 0.00
Total Payment Distributable                             0.00
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Variable Funding Notes                  0.00
Beginning Balance                                       0.00
Ending Balance                                          0.00
Percentage of Aggregate Security Balance
  for Related Interest Period                       0.00000%

Fees
Servicing Fee                                    $117,689.25
Distributions to the Enhancer                      21,562.50
Indenture Trustee Fee                                 569.46
Accrued and Unpaid Servicing fees
  for Previous Collection Periods
  (per $1000 of Notes)                                  0.00

Losses
Liquidation Loss Amount                                $0.00
Liquidation Loss Distribution Amount                    0.00
Policy Draw Amount                                      0.00

Certificates
Excess Spread                                    $553,250.82
Certificateholder Distribution Amount             553,250.82
Beginning Certificate Balance                           0.00
Ending Certificate Balance                              0.00

Mortgage Pool
Beginning Number of Mortgage Loans                     3,285
Ending Number of Mortgage Loans                        3,231
Weighted Average Mortgage Interest Rate              12.163%
Beginning Pool Balance                       $136,671,392.63
Ending Pool Balance                          $134,383,037.50

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Delinquency Data (Days Past Due)     30-59     60-89     90+

Number of Mortgage Loans               21       0          0
Percentage of Ending Number
  of Loans in Mortgage Pool           0.65%     0.00%   .00%

Principal Balances of
  Mortgage Loans               $767,692.89      0.00   0.00
Percentage of Ending
  Pool Balance                        0.57%     0.00%  0.00%

Delinquency Data (REO/Foreclosure)     Foreclosure      REO
Number of Mortgage Loans                         0        0
Percentage of Ending Number
  of Loans in Mortgage Pool                  0.00%     0.00%

Principal Balances of
  Mortgage Loans                            $0.00     $0.00
Percentage of Ending Pool Balance           0.00%     0.00%

Liquidation Loss Amount                               $0.00
Cumulative Liquidation Loss Amount                     0.00

Prefunding Account
Beginning Prefunding Balance                 $11,500,798.65
Prefunding Account Reinvestment                   66,614.21
Master Servicer Advance                                0.00
Less Prefunding Account withdrawals
  (transferred to Capitalized
   Interest Account)                              66,614.21
Less Reimbursement for Prior Month's
  Master Servicer Advance                              0.00
Less Principal Balances of
  Subsequent Mortgage Loans Purchased                  0.00
Ending Prefunding Account Balance             11,500,798.65

Funding Account
Beginning Funding Account Balance             $1,841,614.75
Funding Account Reinvestment                       4,074.26
Principal Collections Deposited
  into Funding Account                         2,288,355.13
Less Principal Balances of
  Subsequent Mortgage Loans Purchased                  0.00
Ending Funding Account Balance                 4,134,044.14

Next Payment Date,
  Expected Subsequent Transfer Date (Yes, No)?          Yes
Estimate of Principal Balances of
  Intended Subsequent Mortgage Loans          $4,134,044.14

Capitalized Interest Account
Beginning Capitalized Interest Account Balance        $0.00
Capitalized Interest Account Reinvestment            244.35
Deposits into Capitalized Interest Account        66,614.21
Less Capitalized Interest Account Withdrawals
 (Transferred to Trustee Collection Account)      66,858.56
Ending Capitalized Interest Account Balance            0.00

Reserve Fund
Beginning Reserve Account Cash Balance          $125,000.00
Beginning Reserve Account
  Letter of Credit Balance                     4,600,000.00
Reserve Account Reinvestment                         506.07
Less Amount Released from Reserve Fund
  Due to Excess(Transferred to
  Trustee Collection Account)                        506.07
Less Amount Released from Reserve Fund
  Due to shortfall                                     0.00
Ending Reserve Account Balance                 4,725,000.00
Reserve Account Target                         4,725,000.00

Other
Managed Amortization Event Occurred (Yes/No)?            No

Rapid Amortization Event Occurred (Yes/No)?              No
Specific Rapid Amortization Event                       N/A

Servicing Default Occurred (Yes/No)?                     No
Specific Servicing Default                              N/A

Number of Mortgage Loans Removed from the Trust       $0.00
Principal balances of Mortgage Loans
  Removed from the Trust                               0.00

Account Withdrawal Summary
Amounts to be Withdrawn from
  the Prefunding Account                         $66,614.21
Amounts to be Withdrawn from
  the Funding Account                                  0.00
Amounts to be Withdrawn from
  the Trustee Collection Account               1,294,659.00

Amount to be Swept from
  Collection Account to Trustee
Interest                                      $1,344,983.62
Principal                                      3,018,544.47
Master Servicer Advance                                0.00
Less Additional Balances Purchased               730,189.34
Less Servicing Fee                               117,689.25
Amount of Sweep                                3,515,649.50


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